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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2003
                              (February 26, 2003)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                 1-9020                             76-1440714
              (Commission                         (IRS Employer
              File Number)                      Identification No.)


       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On February 26, 2003, PetroQuest Energy, Inc. issued a press release announcing, among other things, its 2002 year-end and fourth quarter results.

      The press release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a.    Financial Statement of Business Acquired

      None.

b.    Pro Forma Financial Information

      None.

c.    Exhibits

      99.1     Press Release

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 26, 2003             PETROQUEST ENERGY, INC.


                                     By: /s/ Daniel G. Fournerat
                                         ---------------------------------------
                                         Daniel G. Fournerat
                                         Senior Vice President, General Counsel
                                         and Secretary



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                                 EXHIBIT INDEX


EXHIBIT NO.            DOCUMENT
-----------            --------

   99.1                Press Release